Exhibit 10.16

SECONDMENT AGREEMENT FIRST AMENDMENT

This Secondment Agreement First Amendment (the "First Amendment") is entered into this June 30, 2015 by and among GlobalSantaFe Offshore Services Inc., a Cayman Islands exempted company ("GSFOS"), Transocean International Resources, Limited, a British Virgin Islands company ("TIRL"), Transocean Deepwater Inc., a Delaware corporation ("TDI"), Transocean Offshore Deepwater Drilling Inc., a Delaware corporation ("TODDI" and together with GSFOS, TIRL and TDI, "Transocean"), and Transocean Partners LLC, a Marshall Islands limited liability company ("TPL"), Triton RIGP DCL Holdco Limited, a England & Wales private limited company ("TPDCLL"), Triton RIGP DD3 Holdco Limited, a England & Wales private limited company ("TPDD3L"), Triton RIGP DIN Holdco Limited, a England & Wales private limited company ("TPDINL"), Transocean RIGP DCL LLC, a Delaware corporation ("TPDCL"), Transocean RIGP DD3 LLC, a Delaware corporation ("TPDD3") and Transocean RIGP DIN LLC, a Delaware corporation ("TPDIN" and together with TPL, TPDCLL, TPDD3L, TPDINL, TPDCL and TPDD3, the "Company").

WHEREAS, GSFOS, TIRL, TDI and TPL entered into that certain Secondment Agreement (the "Agreement") dated August 5, 2014;

WHEREAS, Section 1.1(c) of the Agreement contemplates that Exhibit A to the Agreement may be adjusted at the mutual agreement of Transocean and the Company, or the designee of each, from time to time;

WHEREAS, the parties wish to add Alan Quintero as seconded employee to Exhibit A of the Agreement effective as of November 4, 2014;

WHEREAS, the parties wish to second Alan Quintero from TODDI to TPDCL, TPDD3 and TPDIN effective as of November 4, 2014;

WHEREAS, the parties wish to add TODDI, TPDCL, TPDD3 and TPDIN as parties to the Agreement effective as of November 4, 2014;

WHEREAS, the parties wish to confirm that Steve McFadin has been seconded from TDI to TPDCLL, TPDD3L and TPDINL and Dan Reudelhuber has been seconded from GSFOS to TPDCLL, TPDD3L and TPDINL under the Agreement since August 5, 2014;

IT IS AGREED as follows, in consideration of the provisions and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

NOW, THEREFORE, it is agreed as follows:

1.	New Seconded Employee. The parties hereby agree to add Alan Quintero to Exhibit A of the Agreement and second Alan Quintero from TODDI to TPDCL, TPDD3 and TPDIN effective as of November 4, 2014.

2.	New Parties. The parties hereby agree to add TODDI, TPDCL, TPDD3 and TPDIN as parties to the Agreement effective as of November 4, 2014.

3.	Additional Parties. The parties hereby agree to add TPDCLL, TPDD3L and TPDINL as parties to the Agreement effective as of August 5, 2014.

4.
No Other Amendments.  All other terms and conditions of the Agreement shall remain in full force and effect, and such other provisions shall apply to this First Amendment.  The Agreement, as amended by this First Amendment, shall be deemed a single instrument and shall set forth the entire agreement between the parties.

This document may be executed on any number of counterparts, each an original, and all taken as a whole shall constitute one and the same instrument.

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IN WITNESS whereof the parties hereto have executed this First Amendment the day and year first above written.

Transocean Partners LLC

By /s/ Kathleen McAllister
     Name: Kathleen McAllister
     Title: President and Chief Executive Officer

GlobalSantaFe Offshore Services Inc.

By /s/ Tracey Walker
     Name: Tracey Walker
     Title: Vice President and Assistant Treasurer

Transocean International Resources, Limited

By /s/ Tracey Walker
     Name: Tracey Walker
     Title: Vice President and Assistant Treasurer

Transocean Deepwater Inc.

By /s/ David Tonnel
     Name: David Tonnel
     Title: Director

Transocean Offshore Deepwater Drilling Inc.

By /s/ David Tonnel
     Name: David Tonnel
     Title: Director

Transocean RIGP DIN LLC

By /s/ David Tonnel
     Name: David Tonnel
     Title: Manager

Transocean RIGP DCL LLC

By /s/ David Tonnel
     Name: David Tonnel
     Title: Manager

Transocean RIGP DD3 LLC

By /s/ David Tonnel
     Name: David Tonnel
     Title: Manager

Triton RIGP DCL Holdco Limited

By /s/ C. Stephen McFadin
     Name: C. Stephen McFadin
     Title: Director

Triton RIGP DD3 Holdco Limited

By /s/ C. Stephen McFadin
     Name: C. Stephen McFadin
     Title: Director

Triton RIGP DIN Holdco Limited

By /s/ C. Stephen McFadin
     Name: C. Stephen McFadin
     Title: Director